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HV05-X – Non 40 Year Conforming Loans That Have Neg Am’d
Balances as of 7/01/05

Product:	Monthly MTA

Total Current Balance:	490,937,748
Total Original Balance:	489,833,246

Number Of Loans:	2,225

			Minimum	Maximum
Average Current Balance:	$220,646.18		$13,215.58	$627,321.70
Average Original Amount:	$220,149.77		$13,200.00	$625,000.00

Weighted Average Gross Coupon:	5.569%		4.987	7.117%
Weighted Average Gross Margin:	2.832%		2.250	4.380%
Weighted Average Max Int Rate:	10.038%		8.950	11.680%
Weighted Average Periodic Rate Cap:	0.000%		0.000	0.000%
Weighted Average First Rate Cap:	0.000%		0.000	0.000%

Weighted Average Original Ltv:	68.57%		8.07	90.00%

Weighted Average Fico Score:	628		0	824
Weighted Average Orig Fico Score:	597		0	778

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	349	months	339	357	months
Weighted Average Seasoning:	11	months	3	21	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average First Rate Adj Freq:	1	months	1	3	months

Weighted Average Prepay Term:	21	months	0	36	months

Top State Concentrations ($):	66.61 % California, 16.51 % Florida, 8.46 % New York

Maximum Zip Code Concentration ($):	0.49% 90242 (Downey, CA)

First Pay Date:			Nov 01, 2003	May 01, 2005
Rate Chg Date:			Aug 01, 2005	Aug 01, 2006
Mature Date:			Oct 01, 2033	Apr 01, 2045

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Monthly MTA	2,225	490,937,747.67	100.00
Total	2,225	490,937,747.67	100.00

table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
13,216 - 100,000	168	12,164,163.27	2.48
100,001 - 200,000	761	116,703,762.68	23.77
200,001 - 300,000	832	204,109,851.16	41.58
300,001 - 400,000	421	138,035,929.75	28.12
400,001 - 500,000	32	13,826,473.10	2.82
500,001 - 600,000	8	4,244,232.97	0.86
600,001 - 627,322	3	1,853,334.74	0.38
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.987 - 5.000	1	241,540.61	0.05
5.001 - 5.250	246	58,264,613.62	11.87
5.251 - 5.500	887	196,220,537.71	39.97
5.501 - 5.750	567	121,023,905.38	24.65
5.751 - 6.000	348	75,317,518.58	15.34
6.001 - 6.250	122	27,104,527.45	5.52
6.251 - 6.500	25	5,699,654.12	1.16
6.501 - 6.750	19	5,056,153.25	1.03
6.751 - 7.000	8	1,946,798.59	0.40
7.001 - 7.117	2	62,498.36	0.01
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	131	30,716,906.32	6.26
12.000	1,264	279,006,955.58	56.83
36.000	830	181,213,885.77	36.91
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TIMES 30 DAYS DQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	2,049	453,708,702.26	92.42
1	134	28,325,335.38	5.77
2	19	4,371,151.75	0.89
3	9	1,646,049.23	0.34
4	7	1,363,732.25	0.28
5	4	892,944.20	0.18
7	2	444,059.67	0.09
8	1	185,772.93	0.04
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
TIMES 60 DAYS DQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	2,219	489,481,378.62	99.70
1	5	1,216,063.84	0.25
2	1	240,305.21	0.05
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.250	1	241,540.61	0.05
2.251 - 2.500	246	58,264,613.62	11.87
2.501 - 2.750	886	195,768,638.56	39.88
2.751 - 3.000	568	121,475,804.53	24.74
3.001 - 3.250	348	75,317,518.58	15.34
3.251 - 3.500	122	27,104,527.45	5.52
3.501 - 3.750	25	5,699,654.12	1.16
3.751 - 4.000	19	5,056,153.25	1.03
4.001 - 4.250	8	1,946,798.59	0.40
4.251 - 4.380	2	62,498.36	0.01
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.950 - 9.000	69	14,931,117.30	3.04
9.001 - 9.250	1	193,100.03	0.04
9.251 - 9.500	64	13,368,855.81	2.72
9.751 - 10.000	1,364	305,752,229.40	62.28
10.001 - 10.250	133	32,297,883.15	6.58
10.251 - 10.500	517	104,946,407.41	21.38
10.501 - 10.750	25	5,660,249.76	1.15
10.751 - 11.000	35	9,355,284.17	1.91
11.001 - 11.250	8	2,483,495.03	0.51
11.251 - 11.500	6	1,338,657.06	0.27
11.501 - 11.680	3	610,468.55	0.12
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	2,225	490,937,747.67	100.00
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0.000	2,225	490,937,747.67	100.00
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	198	49,206,858.28	10.02
125	2,027	441,730,889.39	89.98
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	2,225	490,937,747.67	100.00
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
339 - 348	1,003	216,843,681.50	44.17
349 - 357	1,222	274,094,066.17	55.83
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3 - 6	319	74,795,132.31	15.24
7 - 12	1,197	264,423,725.66	53.86
13 - 18	675	144,386,503.48	29.41
19 - 21	34	7,332,386.22	1.49
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 1	2,225	490,937,747.67	100.00
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	2,225	490,937,747.67	100.00
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	2,223	490,669,054.53	99.95
3	2	268,693.14	0.05
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
08/01/05	2,225	490,937,747.67	100.00
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.07 - 10.00	2	368,061.34	0.07
10.01 - 15.00	3	257,003.86	0.05
15.01 - 20.00	5	546,163.33	0.11
20.01 - 25.00	8	1,234,780.70	0.25
25.01 - 30.00	14	2,086,698.39	0.43
30.01 - 35.00	22	4,016,127.90	0.82
35.01 - 40.00	51	9,752,052.82	1.99
40.01 - 45.00	57	11,600,910.85	2.36
45.01 - 50.00	83	17,191,123.78	3.50
50.01 - 55.00	93	19,538,471.85	3.98
55.01 - 60.00	132	30,387,378.83	6.19
60.01 - 65.00	230	51,586,335.83	10.51
65.01 - 70.00	380	82,830,066.48	16.87
70.01 - 75.00	508	117,370,983.82	23.91
75.01 - 80.00	627	140,198,360.45	28.56
80.01 - 85.00	3	672,301.99	0.14
85.01 - 90.00	7	1,300,925.45	0.26
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	13	3,901,858.84	0.79
381 - 400	1	98,117.72	0.02
441 - 460	4	603,427.09	0.12
461 - 480	16	3,089,483.06	0.63
481 - 500	33	7,399,841.71	1.51
501 - 520	42	10,334,374.76	2.11
521 - 540	73	16,716,775.22	3.41
541 - 560	127	25,136,522.20	5.12
561 - 580	150	34,768,848.47	7.08
581 - 600	215	47,686,200.96	9.71
601 - 620	270	62,216,207.96	12.67
621 - 640	316	68,583,544.39	13.97
641 - 660	329	68,376,680.29	13.93
661 - 680	241	51,856,619.91	10.56
681 - 700	203	44,072,119.35	8.98
701 - 720	86	19,716,905.16	4.02
721 - 740	46	10,143,080.50	2.07
741 - 760	40	11,440,165.75	2.33
761 - 780	12	3,030,589.69	0.62
781 - 800	6	1,317,974.49	0.27
821 - 824	2	448,410.15	0.09
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIG FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	21	3,233,077.31	0.66
321 - 340	1	171,374.66	0.03
341 - 360	2	546,234.35	0.11
361 - 380	1	228,352.48	0.05
381 - 400	3	593,101.27	0.12
401 - 420	1	488,211.15	0.10
441 - 460	2	274,355.82	0.06
461 - 480	1	250,155.67	0.05
481 - 500	5	944,301.36	0.19
501 - 520	19	3,870,274.91	0.79
521 - 540	53	11,144,350.34	2.27
541 - 560	169	35,588,676.42	7.25
561 - 580	256	56,439,815.55	11.50
581 - 600	557	124,758,103.18	25.41
601 - 620	1,063	233,929,808.65	47.65
621 - 640	8	2,341,262.53	0.48
641 - 660	8	1,798,883.40	0.37
661 - 680	18	4,767,796.97	0.97
681 - 700	10	2,327,719.57	0.47
701 - 720	7	1,745,602.16	0.36
721 - 740	9	2,357,656.13	0.48
741 - 760	6	1,341,955.91	0.27
761 - 778	5	1,796,677.88	0.37
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	1,339	296,357,092.22	60.37
Full Documentation	886	194,580,655.45	39.63
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,568	356,552,797.27	72.63
Investor	617	127,113,752.69	25.89
Second Home	40	7,271,197.71	1.48
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,637	354,958,646.66	72.30
Two-Four Family	268	72,684,589.51	14.81
Condominium	299	59,750,106.25	12.17
Co-op	17	2,766,768.43	0.56
Mfg Home	3	537,563.17	0.11
Townhouse	1	240,073.65	0.05
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,449	326,690,854.88	66.54
Rate/Term Refinance	405	82,807,996.64	16.87
Purchase	369	80,884,887.86	16.48
Refi - Prop Improvement	2	554,008.29	0.11
Total	2,225	490,937,747.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,277	307,381,731.18	62.61
Florida	456	81,077,488.19	16.51
Illinois	195	36,764,169.92	7.49
New York	167	41,556,646.00	8.46
Washington	130	24,157,712.38	4.92
Total	2,225	490,937,747.67	100.00